Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS FOURTH-QUARTER AND YEAR-END FINANCIAL RESULTS
MENLO PARK, Calif., January 30, 2018 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter and year ended December 31, 2017.
For the quarter ended December 31, 2017, net income was $47 million, or $.38 per share, on revenues of $1.35 billion. Net income for the prior year’s fourth quarter was $78 million, or $.61 per share, on revenues of $1.27 billion.
For the year ended December 31, 2017, net income was $291 million, or $2.33 per share, on revenues of $5.27 billion. For the year ended December 31, 2016, net income was $343 million, or $2.67 per share, on revenues of $5.25 billion.
Included in fourth-quarter 2017 earnings was the estimated impact of a one-time, non-cash charge to the company’s provision for income taxes of $34 million, or $.27 per share, resulting from the recently enacted Tax Cuts and Jobs Act (TCJA). The charge results primarily from a revaluation of the company’s deferred income tax net assets as of December 31, 2017. Excluding this charge, fourth-quarter 2017 net income was $81 million, or $.65 per share, and full-year 2017 net income was $324 million, or $2.60 per share.
“We were encouraged by the broad-based acceleration of revenue growth rates during the fourth quarter in our staffing operations and Protiviti. Both our U.S. and non-U.S. operations posted strong results, with our permanent placement business leading the way,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “The U.S. labor market continues to tighten, resulting in talent shortages in some occupations and higher demand for our services.”

Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”

A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST today and ending at 11:59 p.m. EST on March 2. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 7756558. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)

Net service revenues	$1,346,282	$1,265,073	$5,266,789	$5,250,399
Direct costs of services	793,136	745,871	3,102,977	3,089,723

Gross margin	553,146	519,202	2,163,812	2,160,676

Selling, general and administrative expenses	424,383	394,505	1,646,532	1,606,217
Amortization of intangible assets	416	309	1,563	1,237
Interest income, net	(691)	(193)	(1,799)	(888)

Income before income taxes	129,038	124,581	517,516	554,110
Provision for income taxes	81,991	46,793	226,932	210,721

Net income	$47,047	$77,788	$290,584	$343,389

Diluted net income per share	$.38	$.61	$2.33	$2.67

Shares:
Basic	122,921	126,505	124,152	127,991
Diluted	123,883	127,428	124,892	128,766

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$446,017	33.1%	$425,158	33.6%	$1,765,666	33.5%	$1,786,276	34.0%
OfficeTeam	258,118	19.2%	239,858	19.0%	984,873	18.8%	972,414	18.5%
Robert Half Technology	156,969	11.7%	159,400	12.6%	629,278	11.9%	659,844	12.6%
Robert Half Management Resources	159,228	11.8%	144,865	11.4%	631,225	12.0%	608,243	11.6%
Robert Half Finance & Accounting	111,595	8.3%	94,469	7.5%	439,214	8.3%	419,314	8.0%
Protiviti	214,355	15.9%	201,323	15.9%	816,533	15.5%	804,308	15.3%
Total	$1,346,282	100.0%	$1,265,073	100.0%	$5,266,789	100.0%	$5,250,399	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$377,557	37.0%	$367,961	38.0%	$1,493,741	37.2%	$1,510,941	37.5%
Permanent placement staffing	111,369	99.8%	94,303	99.8%	438,338	99.8%	418,535	99.8%
Risk consulting and internal audit services	64,220	30.0%	56,938	28.3%	231,733	28.4%	231,200	28.7%
Total	$553,146	41.1%	$519,202	41.0%	$2,163,812	41.1%	$2,160,676	41.2%

OPERATING INCOME:
Temporary and consultant staffing	$84,538	8.3%	$90,902	9.4%	$355,700	8.9%	$393,704	9.8%
Permanent placement staffing	18,380	16.5%	13,637	14.4%	77,673	17.7%	80,001	19.1%
Risk consulting and internal audit services	25,845	12.1%	20,158	10.0%	83,907	10.3%	80,754	10.0%
Total	$128,763	9.6%	$124,697	9.9%	$517,280	9.8%	$554,459	10.6%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$416		$309		$1,563		$1,237
Depreciation expense	$16,014		$16,307		$63,930		$63,078
Capital expenditures	$12,213		$19,676		$40,753		$82,956
Open market repurchases of common stock (shares)	1,089		1,113		4,046		4,046

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	December 31,
	2017	2016
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$294,753	$260,201
Accounts receivable, less allowances	$732,405	$703,228
Total assets	$1,867,454	$1,777,971
Current liabilities	$747,896	$679,896
Notes payable and other indebtedness, less current portion	$657	$840
Total stockholders’ equity	$1,105,265	$1,086,599

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
Additionally, for the quarter and year ended December 31, 2017, the Company is including non-GAAP financial results for net income and diluted income per share, and for the quarter ended December 31, 2017, the return on invested capital, which reflect the estimated impact of the one-time, non-cash charge to its provision for income taxes from the recently enacted TCJA. The Company has provided this data because management believes that it better reflects the Company’s actual fourth-quarter and year-end financial results.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2016		2017				2016		2017
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	4.2	-3.0	-2.7	-4.5	-2.0	4.9	4.9	-0.8	-3.3	-2.8	-1.1	3.6
OfficeTeam	-1.5	-4.7	-1.9	-0.8	0.3	7.6	-1.3	-3.0	-2.6	0.8	0.9	5.9
RH Technology	-1.6	-4.9	-4.2	-6.4	-6.3	-1.5	-1.4	-3.4	-5.2	-5.1	-5.2	-2.2
RH Management Resources	3.1	-3.7	1.2	-0.3	4.8	9.9	3.7	-1.3	0.8	1.9	5.2	7.5
Temporary and consultant staffing	1.6	-3.8	-2.1	-3.3	-1.1	5.3	2.1	-1.8	-2.8	-1.6	-0.4	3.8
Permanent placement staffing	-5.1	-7.1	-2.5	-0.7	5.9	18.1	-4.5	-4.9	-3.1	1.4	6.7	16.1
Total staffing	1.0	-4.1	-2.2	-3.0	-0.5	6.4	1.5	-2.1	-2.8	-1.3	0.3	4.9
Protiviti	7.4	3.2	4.8	-0.6	-4.0	6.5	7.8	5.3	4.2	1.1	-2.7	5.5
Total	2.0	-3.0	-1.2	-2.7	-1.0	6.4	2.4	-1.0	-1.8	-0.9	-0.2	5.0

United States
Temporary and consultant staffing	0.4	-4.9	-4.4	-4.5	-4.5	1.2	0.6	-3.5	-5.6	-3.5	-3.0	1.3
Permanent placement staffing	-5.2	-9.4	-6.4	-2.6	1.5	13.1	-5.0	-8.1	-7.6	-1.6	3.2	13.2
Total staffing	-0.1	-5.3	-4.6	-4.3	-4.0	2.1	0.1	-3.9	-5.8	-3.4	-2.5	2.2
Protiviti	6.1	3.7	4.8	0.6	-6.9	2.2	6.3	5.3	3.6	1.6	-5.4	2.3
Total	0.9	-3.9	-3.2	-3.6	-4.5	2.1	1.1	-2.4	-4.4	-2.6	-3.0	2.2

International
Temporary and consultant staffing	7.0	0.8	8.1	1.7	12.6	22.0	8.8	5.3	9.4	6.4	10.2	14.0
Permanent placement staffing	-4.9	-1.3	7.6	4.0	16.5	29.5	-3.4	2.9	8.4	8.7	15.1	22.8
Total staffing	5.3	0.5	8.0	2.1	13.2	23.0	7.0	5.0	9.3	6.7	10.9	15.2
Protiviti	15.2	0.7	4.5	-6.0	11.5	29.3	16.6	5.3	7.2	-1.1	11.6	22.7
Total	6.5	0.5	7.6	1.0	12.9	23.8	8.1	5.0	9.0	5.7	11.0	16.1
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from the constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Accountemps
As Reported	4.2	-3.0	-2.7	-4.5	-2.0	4.9
Billing Days Impact	0.2	1.4	-1.1	1.0	1.6	0.1
Currency Impact	0.5	0.8	0.5	0.7	-0.7	-1.4
Same Billing Days and Constant Currency	4.9	-0.8	-3.3	-2.8	-1.1	3.6
OfficeTeam
As Reported	-1.5	-4.7	-1.9	-0.8	0.3	7.6
Billing Days Impact	0.2	1.4	-1.2	1.0	1.6	0.1
Currency Impact	0.0	0.3	0.5	0.6	-1.0	-1.8
Same Billing Days and Constant Currency	-1.3	-3.0	-2.6	0.8	0.9	5.9
Robert Half Technology
As Reported	-1.6	-4.9	-4.2	-6.4	-6.3	-1.5
Billing Days Impact	0.2	1.4	-1.1	0.9	1.5	0.0
Currency Impact	0.0	0.1	0.1	0.4	-0.4	-0.7
Same Billing Days and Constant Currency	-1.4	-3.4	-5.2	-5.1	-5.2	-2.2
Robert Half Management Resources
As Reported	3.1	-3.7	1.2	-0.3	4.8	9.9
Billing Days Impact	0.2	1.5	-1.2	1.0	1.6	0.1
Currency Impact	0.4	0.9	0.8	1.2	-1.2	-2.5
Same Billing Days and Constant Currency	3.7	-1.3	0.8	1.9	5.2	7.5
Temporary and consultant staffing
As Reported	1.6	-3.8	-2.1	-3.3	-1.1	5.3
Billing Days Impact	0.2	1.4	-1.2	1.0	1.5	0.1
Currency Impact	0.3	0.6	0.5	0.7	-0.8	-1.6
Same Billing Days and Constant Currency	2.1	-1.8	-2.8	-1.6	-0.4	3.8
Permanent placement staffing
As Reported	-5.1	-7.1	-2.5	-0.7	5.9	18.1
Billing Days Impact	0.2	1.4	-1.2	1.1	1.7	0.1
Currency Impact	0.4	0.8	0.6	1.0	-0.9	-2.1
Same Billing Days and Constant Currency	-4.5	-4.9	-3.1	1.4	6.7	16.1
Total staffing
As Reported	1.0	-4.1	-2.2	-3.0	-0.5	6.4
Billing Days Impact	0.2	1.4	-1.1	1.0	1.6	0.1
Currency Impact	0.3	0.6	0.5	0.7	-0.8	-1.6
Same Billing Days and Constant Currency	1.5	-2.1	-2.8	-1.3	0.3	4.9
Protiviti
As Reported	7.4	3.2	4.8	-0.6	-4.0	6.5
Billing Days Impact	0.2	1.6	-1.2	1.0	1.6	0.0
Currency Impact	0.2	0.5	0.6	0.7	-0.3	-1.0
Same Billing Days and Constant Currency	7.8	5.3	4.2	1.1	-2.7	5.5
Total
As Reported	2.0	-3.0	-1.2	-2.7	-1.0	6.4
Billing Days Impact	0.1	1.4	-1.1	1.1	1.5	0.1
Currency Impact	0.3	0.6	0.5	0.7	-0.7	-1.5
Same Billing Days and Constant Currency	2.4	-1.0	-1.8	-0.9	-0.2	5.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Temporary and consultant staffing
As Reported	0.4	-4.9	-4.4	-4.5	-4.5	1.2
Billing Days Impact	0.2	1.4	-1.2	1.0	1.5	0.1
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	0.6	-3.5	-5.6	-3.5	-3.0	1.3

Permanent placement staffing
As Reported	-5.2	-9.4	-6.4	-2.6	1.5	13.1
Billing Days Impact	0.2	1.3	-1.2	1.0	1.7	0.1
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	-5.0	-8.1	-7.6	-1.6	3.2	13.2

Total staffing
As Reported	-0.1	-5.3	-4.6	-4.3	-4.0	2.1
Billing Days Impact	0.2	1.4	-1.2	0.9	1.5	0.1
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	0.1	-3.9	-5.8	-3.4	-2.5	2.2

Protiviti
As Reported	6.1	3.7	4.8	0.6	-6.9	2.2
Billing Days Impact	0.2	1.6	-1.2	1.0	1.5	0.1
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	6.3	5.3	3.6	1.6	-5.4	2.3

Total
As Reported	0.9	-3.9	-3.2	-3.6	-4.5	2.1
Billing Days Impact	0.2	1.5	-1.2	1.0	1.5	0.1
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	1.1	-2.4	-4.4	-2.6	-3.0	2.2

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Temporary and consultant staffing
As Reported	7.0	0.8	8.1	1.7	12.6	22.0
Billing Days Impact	0.3	1.5	-1.4	1.1	1.7	0.1
Currency Impact	1.5	3.0	2.7	3.6	-4.1	-8.1
Same Billing Days and Constant Currency	8.8	5.3	9.4	6.4	10.2	14.0

Permanent placement staffing
As Reported	-4.9	-1.3	7.6	4.0	16.5	29.5
Billing Days Impact	0.2	1.4	-1.3	1.1	1.8	0.1
Currency Impact	1.3	2.8	2.1	3.6	-3.2	-6.8
Same Billing Days and Constant Currency	-3.4	2.9	8.4	8.7	15.1	22.8

Total staffing
As Reported	5.3	0.5	8.0	2.1	13.2	23.0
Billing Days Impact	0.2	1.6	-1.3	1.0	1.7	0.1
Currency Impact	1.5	2.9	2.6	3.6	-4.0	-7.9
Same Billing Days and Constant Currency	7.0	5.0	9.3	6.7	10.9	15.2

Protiviti
As Reported	15.2	0.7	4.5	-6.0	11.5	29.3
Billing Days Impact	0.3	1.5	-1.3	1.0	1.7	0.0
Currency Impact	1.1	3.1	4.0	3.9	-1.6	-6.6
Same Billing Days and Constant Currency	16.6	5.3	7.2	-1.1	11.6	22.7

Total
As Reported	6.5	0.5	7.6	1.0	12.9	23.8
Billing Days Impact	0.2	1.6	-1.4	1.1	1.8	0.0
Currency Impact	1.4	2.9	2.8	3.6	-3.7	-7.7
Same Billing Days and Constant Currency	8.1	5.0	9.0	5.7	11.0	16.1

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)

NET INCOME AND DILUTED NET INCOME PER SHARE RECONCILIATION (UNAUDITED):

	Quarter Ended December 31, 2017		Year Ended December 31, 2017
	Net Income	Diluted Net Income Per Share	Net Income	Diluted Net Income Per Share

As Reported	$47,047	$.38	$290,584	$2.33

TCJA Impact (a)	33,737.27		33,737.27
Adjusted Non-GAAP Measure	$80,784	$.65	$324,321	$2.60

RETURN ON INVESTED CAPITAL RECONCILIATION (UNAUDITED):

Quarter Ended December 31, 2017

Return on Invested Capital	17%

TCJA Impact (a)	11%
Adjusted Non-GAAP Measure	28%

(a)
The fourth quarter of 2017 includes an estimated one-time, non-cash charge to the Company’s provision for income taxes, resulting from the recently enacted TCJA. The charge results primarily from a revaluation of the Company’s estimated deferred income tax net assets as of December 31, 2017. The final impact of the TCJA may differ due to factors such as further refinement of the Company’s calculations, changes in interpretations and assumptions that the Company has made, additional guidance that may be issued by the U.S. Government, and action the Company may take.